The Putnam
Fund for
Growth and
Income

ANNUAL REPORT
October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* The Putnam Fund for Growth and Income continues to substantially outperform the average growth and income fund tracked by Lipper Analytical Services, based on total returns for the 1-,5- and 10-year periods ended October 31, 1996. Over these periods, class A shares ranked 130 out of 516, 57 out of 210, and 25 out of 123 for 1-, 5-, and 10-year performance, respectively; class B shares ranked 173 out of 516 for 1-year performance, and class M shares ranked 149 out of 516 for 1-year performance.*

* Morningstar Mutual Funds noted in its August 2, 1996, analysis that "even within the conservative group of income-oriented equity funds, this fund's insistence on keeping its yield above that of the S&P
500(registered trademark) index stands out."

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

14     Portfolio holdings

22     Financial statements

Footnote reads:
*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. Past performance is not indicative of future results.


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The Putnam Fund for Growth and Income, one of Putnam's oldest and most respected funds, closed the books on yet another successful fiscal year on October 31, 1996, with total returns well into the double digits for all share classes. I think it is appropriate to note that, over the years, your fund has also been a consistent performer, as shown in the performance tables that follow the management report.

Although the stock market remained on its generally upward course throughout most of the period, the industries leading the advance shifted along the way. This meant adjusting the portfolio's emphasis in response to and in anticipation of these changes. Thus industry sector selection, as well as individual company selection, played a key role in the management of the portfolio in this environment.

In the following report, your fund's management team provides detailed discussion of performance and prospects as the fund enters its new fiscal year.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996



Report from the Fund Managers
David L. King
Anthony I. Kreisel
Hugh H. Mullin

The Putnam Fund for Growth and Income brought its 39th fiscal year to a close with results that add to the fund's reputation as a solid long-term performer. Without sacrificing its dedication to decreased price volatility relative to other growth and income funds, the fund took advantage of the strong stock market to post total returns of more than 20% at net asset value for all share classes for the 12 months ended October 31, 1996. The fund's class A shares earned a total return of 23.89% at net asset value (16.78% at public offering price), as compared with the 21.21% average total return for the 516 funds in Lipper's growth and income category. Additional performance results for class A shares, as well as performance results for other share classes and comparative indexes, are listed in the performance summary that begins on page 9.

* STOCK MARKET RISE CONTINUED DESPITE JULY CORRECTION

Continued economic growth and low inflation characterized fiscal year 1996. Overall, the strength of corporate America, exemplified by high returns on equity and disciplined cost containment, kept the stock market on an unprecedented positive track throughout the fiscal year. In July, however, the market experienced a sudden but short-lived correction, spurred by a drop in the price of technology stocks.

Although ensuing positive economic indicators quickly restored consumer confidence and reversed the downturn, many mutual fund investors were shaken by the interruption in the market's record-setting advances. For your fund's shareholders, the effect of the correction was softened by the portfolio's emphasis on undervalued companies that perform well through both up and down markets. This strategy helped the fund outperform the average growth and income fund during the downturn, with a total return of -3.55% (for class A shares at net asset value) as compared with the group average of -4.32% as reported by Lipper for July 1996.

* TOP-PERFORMING STOCKS REPRESENT WIDE RANGE OF INDUSTRIES

While the stock market as a whole has been trending upward, it is interesting to note that there have been no clear-cut leaders among industry sectors for the full duration of this bull market. Rather, the rising market has rotated favor among a variety of industries, leaving mutual fund managers with the challenge of catching each wave. Although we were not about to ignore the potential offered by such opportunities, we remained mindful of the fund's disciplined investment strategy and maintained high standards in seeking quality companies whose stocks we believed to be undervalued and poised to turn around over time.

Reflective of the market, the portfolio's top-performing holdings represent a variety of sectors, including pharmaceutical companies, regional banks, retail stores, and producers of consumer products. What these diverse holdings have in common -- and what warrants their inclusion in the fund's portfolio -- is our belief in their potential, which is illustrated by characteristics such as strong market shares, unique products, and managements' commitments to cost cutting, restructuring, and global expansion. The fund's value-oriented investment style makes it our job to identify these companies before their stock prices reflect what we believe to be their potential worth.

[GRAPHIC OMITTED: TOP INDUSTRY SECTORS*]

Insurance and finance            16.7%

Utilities                        10.6%

Oil and Gas                       8.5%

Retail                            6.1%

Consumer nondurables              6.0%

Footnote reads:
*Based on net assets as of 10/31/96. Holdings will vary over time.

Realization of a company's potential generally calls for some patience, and consequently, we typically hold a stock in the fund's portfolio for at least two to three years. Occasionally, our assessments prove rewarding over a much shorter time frame. For example, earlier in the fiscal year, the stocks of computer semiconductor companies had fallen from favor. Within this industry sector, we identified Intel Corp. as a market leader whose shares we believed were trading at a bargain price. Approximately six months later, when investor confidence returned to the technology sector, the market recognized Intel's position as a solid company within an attractive industry, and we were able to sell these shares at a considerable profit. Although technology stocks are generally associated with growth-oriented investments that emphasize earnings momentum, our success with Intel shows that sound research can identify undervalued, quality investments in any industry.

The pharmaceutical industry has played an important role in the fund over time, and fiscal year 1996 was no exception. As some of our existing pharmaceutical holdings reached our valuation expectations toward the end of the year, we sold our positions and began to redeploy some of the assets into Pharmacia & Upjohn, another pharmaceutical company. While these stocks, along with others discussed in the report, were viewed favorably at the end of the fiscal year, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* EARLIER INVESTMENT IN REGIONAL BANKS BENEFITED FUND

Early in fiscal year 1995, we began to favor financial stocks, eventually moving the insurance and finance sector to the top of the fund's diverse industry weightings. We maintained a heavy weighting in financial stocks throughout fiscal 1996, with an emphasis on the stocks of regional banking concerns such as Fleet Financial Group and NationsBank. Well-timed purchases of these rate-sensitive holdings have benefited the fund as valuations improved.


[GRAPHIC OMITTED:
 TOP 10 HOLDINGS (10/31/96)*]

U.S. Treasury Bonds
8s of November 15, 2021

Warner-Lambert Co.
Pharmaceuticals

General Motors Corp.
Automotive

IBM Corp.
Computer services and software

J. P. Morgan & Co., Inc.
Insurance and finance

Pharmacia & Upjohn, Inc.
Pharmaceuticals

Kimberly-Clark Corp.
Consumer nondurables

Fleet Financial Group, Inc.
Insurance and finance

Weyerhaeuser Co.
Forest products

TRW, Inc.
Conglomerate

Footnote reads:
* These holdings represent 18.4% of the fund's net assets as of 10/31/96. Portfolio holdings will vary over time.


As an additional but equally important benefit, financial stocks also provide the fund with above-average dividend yields. As we have mentioned many times before -- and as noted by independent research firms such as Morningstar (see fund highlights on page 2) -- above-average yields help cushion the fund against price volatility and minimize losses during down markets.

* FUND SEEKS TO BENEFIT FROM U.S. PARTICIPATION IN GLOBAL ECONOMY

We expect slow growth with low inflation to continue to characterize the economic climate of the United States -- a scenario that bodes well for domestic stocks. Confusing economic signals that threaten any deviation from this course can cause a market correction, but we believe a sustained bear market is unlikely in the foreseeable future.



The strongest economic growth in the coming year may actually occur overseas. To take advantage of the growing global economy, we plan to invest increasingly in undervalued stocks of U.S.-based multinational corporations whose products and marketing strategies we believe to be particularly well suited to foreign consumers. In this area, we currently favor -- among others -- Minnesota Mining and Manufacturing Company, known more commonly as 3M. This company offers a broadly diversified array of consumer and industrial products, and its aggressive marketing strategies are giving it strong geographical growth, most notably in developing countries. We expect this growing global representation, along with innovative new products for the domestic market, to result in higher sales and better profit margins.

No matter what the investment climate, however, we remain committed to our value-oriented strategies and will continue to employ in-depth research to identify investment opportunities and monitor the progress of portfolio holdings.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. The Putnam Fund for Growth and Income is designed for investors seeking capital growth and current income.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96
                            Class A        Class B       Class M
(inception date)           (11/16/57)     (4/27/92)     (5/1/95)
                      NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------
1 year                23.89%  16.78%  23.04%  18.04%  23.31%    19.00%
------------------------------------------------------------------------
5 years              103.66   91.98      --      --      --        --
Annual average        15.29   13.93      --      --      --        --
------------------------------------------------------------------------
10 years             265.63  244.64      --      --      --        --
Annual average        13.84   13.17      --      --      --        --
------------------------------------------------------------------------
Life of class            --      --   86.60   84.60     37.96   33.10
Annual average           --      --   14.83   14.56     23.75   20.85
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/96

                             S&P(registered trademark)      Consumer
                           500 Index                       Price Index
------------------------------------------------------------------------
1 year                       24.08%                              2.99%
------------------------------------------------------------------------
5 years                     105.60                              15.21
Annual average               15.50                               2.87
------------------------------------------------------------------------
10 years                    292.00                              43.52
Annual average               14.64                               3.68
------------------------------------------------------------------------
Life of class B              94.62                              13.48
Annual average               15.90                               2.84
------------------------------------------------------------------------
Life of class M              42.00                               4.21
Annual average               26.22                               2.77
------------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

[GRAPHIC OMITTED:WORM CHART GROWTH OF A $10,000 INVESTMENT]

(plot points for 10-year total return mountain chart)
                                            S&P 500
Date/year     Fund at POP                     Index                CPI
----------   ------------                  --------            -------
10/31/86            9,425                    10,000             10,000
10/31/87            9,721                    10,634             10,453
10/31/88           11,491                    12,212             10,898
10/31/89           13,691                    15,420             11,387
10/31/90           13,147                    14,261             12,103
10/31/91           16,922                    19,039             12,457
10/31/92           18,535                    20,929             12,856
10/31/93           22,011                    24,045             13,209
10/31/94           22,615                    24,975             13,554
10/31/95           27,817                    31,558             13,935
10/31/96           34,464                    39,200             14,352

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 4/27/92 would have been valued at $18,660 on 10/31/96. ($18,460 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 5/1/95 would have been valued at $13,796 at net asset value on 10/31/96 ($13,310 at public offering price).



PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/96

                         Class A           Class B            Class M
------------------------------------------------------------------------
Distributions (number)      4                 4                   4
------------------------------------------------------------------------
Income                   $0.400            $0.281              $0.341
------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------
Long-term                 0.334             0.334               0.334
------------------------------------------------------------------------
Short-term                0.386             0.386               0.386
------------------------------------------------------------------------
  Total                  $1.120            $1.001              $1.061
------------------------------------------------------------------------
Share value:            NAV        POP        NAV        NAV         POP
------------------------------------------------------------------------
10/31/95             $15.77     $16.73     $15.63     $15.74      $16.31
------------------------------------------------------------------------
10/31/96              18.27      19.38      18.10      18.21       18.87
------------------------------------------------------------------------
Current return
------------------------------------------------------------------------
End of period
------------------------------------------------------------------------
Current dividend
rate1                  2.19%      2.06%      1.55%      1.80%      1.74%
------------------------------------------------------------------------
Current 30-day
SEC yield2             2.42       2.28       1.68       1.92       1.85
------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.
2 Based on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                        Class A          Class B             Class M
(inception date)      (11/16/57)        (4/27/92)           (5/1/95)
                     NAV     POP       NAV    CDSC         NAV   POP
------------------------------------------------------------------------
1 year             19.51%   12.61%   18.57%   13.57%     18.93% 14.77%
------------------------------------------------------------------------
5 years           102.36    90.72       --       --         --      -
Annual average     15.14    13.78       --       --         --      -
------------------------------------------------------------------------
10 years          274.45   253.02       --       --         --      -
Annual average     14.11    13.44       --       --         --      -
------------------------------------------------------------------------
Life of class         --       --    82.58    80.58      35.01  30.25
Annual average        --       --    14.56    14.27      23.54  20.46
------------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the "fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 9, 1996




Portfolio of investments owned
October 31, 1996

COMMON STOCKS  (91.3%) *
NUMBER OF SHARES                                                                                                   VALUE

Aerospace and Defense  (0.7%)
------------------------------------------------------------------------------------------------------------------------
        1,404,080  Lockheed Martin Corp.                                                                    $125,840,670
          242,500  Northrop Grumman Corp.                                                                     19,581,875
                                                                                                         ---------------
                                                                                                             145,422,545

Automotive  (4.7%)
------------------------------------------------------------------------------------------------------------------------
           10,000  Bayerische Motoren Werke (BMW) AG (Germany)                                                 5,836,627
        6,369,636  Chrysler Corp.                                                                            214,179,011
        7,797,700  Ford Motor Co.                                                                            243,678,125
        7,384,620  General Motors Corp.                                                                      397,846,403
        2,150,000  Goodyear Tire & Rubber Co. (The)                                                           98,631,250
                                                                                                         ---------------
                                                                                                             960,171,416

Basic Industrial Products  (3.4%)
------------------------------------------------------------------------------------------------------------------------
          322,400  Case Corp.                                                                                 14,991,600
          915,000  Caterpillar, Inc.                                                                          62,791,875
        2,175,000  Cooper Industries, Inc.                                                                    87,543,750
        4,604,317  Deere (John) & Co.                                                                        192,230,235
        1,784,350  General Signal Corp.                                                                       72,712,263
        3,558,400  Minnesota Mining & Manufacturing Co.                                                      272,662,400
                                                                                                         ---------------
                                                                                                             702,932,123

Building and Construction  (0.4%)
------------------------------------------------------------------------------------------------------------------------
        1,195,905  Armstrong World Industries, Inc.                                                           79,826,659

Business Equipment and Services  (2.0%)
------------------------------------------------------------------------------------------------------------------------
          247,200  Deluxe Corp.                                                                                8,064,900
        1,100,000  Dun & Bradstreet Corp.                                                                     63,662,500
        3,226,410  Hewlett-Packard Co.                                                                       142,365,341
        4,291,380  Xerox Corp.                                                                               199,012,748
                                                                                                         ---------------
                                                                                                             413,105,489

Chemicals  (3.7%)
------------------------------------------------------------------------------------------------------------------------
        4,655,620  Bayer AG ADR (Germany)                                                                    176,046,665
        1,207,460  Dow Chemical Co.                                                                           93,880,015
        2,425,070  du Pont (E.I.) de Nemours & Co.                                                           224,925,243
        2,925,700  Eastman Chemical Co.                                                                      154,330,675
          100,000  Hoechst AG (Germany)                                                                        3,751,647
        3,141,100  Witco Chemical Corp.                                                                       97,374,100
                                                                                                         ---------------
                                                                                                             750,308,345

Computer Services and Software  (1.9%)
------------------------------------------------------------------------------------------------------------------------
        3,037,390  IBM Corp.                                                                                 391,823,310

Conglomerates  (5.9%)
------------------------------------------------------------------------------------------------------------------------
        2,939,300  Eaton Corp.                                                                               175,623,175
        1,110,000  General Electric Co.                                                                      107,392,500
        3,647,740  General Motors Corp. Class H                                                              194,698,123
        5,160,990  ITT Industries, Inc.                                                                      119,993,018
        1,300,000  Ogden Corp.                                                                                23,562,500
        2,163,000  Tenneco Inc.                                                                              107,068,500
        3,396,850  TRW, Inc.                                                                                 307,414,925
        1,399,330  United Technologies Corp.                                                                 180,163,738
                                                                                                         ---------------
                                                                                                           1,215,916,479

Consumer Durable Goods  (1.0%)
------------------------------------------------------------------------------------------------------------------------
        4,129,410  Whirlpool Corp.                                                                           195,114,623

Consumer Non Durables  (6.0%)
------------------------------------------------------------------------------------------------------------------------
        4,937,000  American Brands, Inc.                                                                     235,741,750
        2,989,950  Avon Products, Inc.                                                                       162,204,788
        1,079,050  Colgate-Palmolive Co.                                                                      99,272,600
        3,867,340  Kimberly-Clark Corp.                                                                      360,629,455
        2,733,510  Philip Morris Cos., Inc.                                                                  253,191,364
        4,550,530  RJR Nabisco Holdings Corp.                                                                131,396,554
                                                                                                         ---------------
                                                                                                           1,242,436,511

Electronics and Electrical Equipment  (1.8%)
------------------------------------------------------------------------------------------------------------------------
           75,000  Emerson Electric Co.                                                                        6,675,000
          769,100  Honeywell, Inc.                                                                            47,780,338
        1,374,060  Motorola, Inc.                                                                             63,206,760
          100,000  Siemens AG (Germany)+                                                                       5,154,809
        4,914,600  Texas Instruments, Inc.                                                                   236,515,125
                                                                                                         ---------------
                                                                                                             359,332,032

Environmental Control  (0.8%)
------------------------------------------------------------------------------------------------------------------------
        4,655,160  WMX Technologies, Inc.                                                                    160,021,125

Food and Beverages  (1.1%)
------------------------------------------------------------------------------------------------------------------------
        3,000,000  Anheuser-Busch Cos., Inc.                                                                 115,500,000
        1,565,800  General Mills, Inc.                                                                        89,446,325
          235,000  Heinz (H.J.) Co.                                                                            8,342,500
          250,000  Sara Lee Corp.                                                                              8,875,000
          280,000  Whitman Corp.                                                                               6,790,000
                                                                                                         ---------------
                                                                                                             228,953,825

Forest Products  (1.8%)
------------------------------------------------------------------------------------------------------------------------
          533,100  Rayonier, Inc.                                                                             21,124,088
          170,000  Temple Inland, Inc.                                                                         8,712,500
          776,000  Union Camp Corp.                                                                           37,830,000
        6,723,400  Weyerhaeuser Co.                                                                          308,435,975
                                                                                                         ---------------
                                                                                                             376,102,563

Insurance and Finance  (16.7%)
------------------------------------------------------------------------------------------------------------------------
        6,124,300  Ahmanson (H.F.) & Co.                                                                     192,149,913
        5,627,340  American General Corp.                                                                    209,618,415
        3,239,200  AON Corp.                                                                                 187,063,800
        4,877,870  Banc One Corp.                                                                            206,699,741
        2,354,200  BankAmerica Corp.                                                                         215,409,300
        2,710,655  Bankers Trust New York Corp.                                                              229,050,348
        3,094,000  Beneficial Corp.                                                                          180,999,000
        1,513,450  CIGNA Corp.                                                                               197,505,225
        1,220,400  CoreStates Financial Corp.                                                                 59,341,950
          976,800  Federal National Mortgage Association                                                      38,217,300
        6,481,870  Fleet Financial Group, Inc.                                                               323,283,266
          240,000  Great Western Financial Corp.                                                               6,720,000
        4,429,100  Keycorp                                                                                   206,506,788
        4,516,829  Morgan (J.P.) & Co., Inc.                                                                 390,141,105
          695,700  National City Corp.                                                                        30,175,988
        2,092,940  NationsBank Corp.                                                                         197,259,595
          190,000  Norwest Corp.                                                                               8,336,250
        7,975,988  PNC Bank Corp.                                                                            289,129,565
        1,700,000  St. Paul Cos., Inc.                                                                        92,437,500
        4,300,000  USF&G Corp.                                                                                81,700,000
          375,000  Wells Fargo & Co.                                                                         100,171,875
                                                                                                         ---------------
                                                                                                           3,441,916,924

Medical Supplies and Devices  (0.9%)
------------------------------------------------------------------------------------------------------------------------
          196,180  Allegiance Corporation +                                                                    3,678,375
        4,525,900  Baxter International, Inc.                                                                188,390,588
                                                                                                         ---------------
                                                                                                             192,068,963

Metals and Mining  (1.1%)
------------------------------------------------------------------------------------------------------------------------
        4,189,260  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                          121,488,540
        3,151,734  Freeport-McMoRan Copper & Gold Co., Inc. Class B                                           95,733,920
                                                                                                         ---------------
                                                                                                             217,222,460

Oil and Gas  (8.5%)
------------------------------------------------------------------------------------------------------------------------
        2,778,300  Amoco Corp.                                                                               210,456,225
        1,583,390  British Petroleum PLC ADR (United Kingdom)                                                203,663,515
        3,113,950  Chevron, Inc.                                                                             204,742,213
        2,060,000  Enron Corp.                                                                                95,790,000
        2,301,900  Exxon Corp.                                                                               204,005,888
        1,541,950  Mobil Corp.                                                                               180,022,663
        7,928,427  Occidental Petroleum Corp.                                                                194,246,462
        2,707,100  PanEnergy Corp.                                                                           104,223,350
        1,679,500  Phillips Petroleum Co.                                                                     68,859,500
          225,300  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                            37,258,988
        5,746,164  Total Corp. ADR (France)                                                                  224,100,396
          933,249  Union Pacific Resources Group Inc.                                                         25,664,348
                                                                                                         ---------------
                                                                                                           1,753,033,548

Packaging and Containers  (0.9%)
------------------------------------------------------------------------------------------------------------------------
          800,000  Ball Corp.                                                                                 19,300,000
        3,418,900  Crown Cork & Seal Co., Inc.                                                               164,107,200
                                                                                                         ---------------
                                                                                                             183,407,200

Pharmaceuticals  (5.7%)
------------------------------------------------------------------------------------------------------------------------
        3,108,500  American Home Products Corp.                                                              190,395,625
        1,914,200  Bristol-Myers Squibb Co.                                                                  202,426,650
       10,195,250  Pharmacia & Upjohn, Inc.                                                                  367,029,000
        6,325,560  Warner-Lambert Co.                                                                        402,463,755
                                                                                                         ---------------
                                                                                                           1,162,315,030

Photography  (1.3%)
------------------------------------------------------------------------------------------------------------------------
        3,368,090  Eastman Kodak Co.                                                                         268,605,178
          200,000  Polaroid Corp.                                                                              8,125,000
                                                                                                         ---------------
                                                                                                             276,730,178

Publishing  (0.8%)
------------------------------------------------------------------------------------------------------------------------
        1,355,900  McGraw-Hill, Inc.                                                                          63,557,813
        2,355,000  Times Mirror Co. Class A                                                                  108,918,750
                                                                                                         ---------------
                                                                                                             172,476,563

Real Estate Investment Trust (REIT's)  (0.8%)
------------------------------------------------------------------------------------------------------------------------
          500,000  Avalon Properties, Inc.                                                                    11,562,500
          605,767  Beacon Properties Corp.                                                                    17,794,406
          349,900  Bradley Real Estate Trust, Inc.                                                             5,817,088
          500,000  FelCor Suite Hotels, Inc.                                                                  16,375,000
          336,000  LTC Properties, Inc.                                                                        5,712,000
          397,600  Macerich Co.                                                                                8,747,200
          718,300  Meditrust Corp.                                                                            25,858,800
          750,000  Nationwide Health Properties, Inc.                                                         16,875,000
          680,000  Simon DeBartolo Group, Inc.                                                                17,935,000
          352,200  Smith (Charles East) Residential Realty, Inc.                                               8,584,875
          425,000  Storage USA, Inc.                                                                          14,768,750
          228,000  Tanger Factory Outlet Center                                                                5,529,000
          225,000  Wellsford Residential Property Trust                                                        5,175,000
                                                                                                         ---------------
                                                                                                             160,734,619

Retail  (6.1%)
------------------------------------------------------------------------------------------------------------------------
        8,051,090  Dayton Hudson Corp.                                                                       278,768,991
       13,770,700  K mart Corp.                                                                              134,264,325
        4,341,900  May Department Stores Co.                                                                 205,697,513
        1,150,000  Melville Corp.                                                                             42,837,500
        5,017,790  Penney (J.C.) Co., Inc.                                                                   263,433,975
        5,098,580  Rite Aid Corp.                                                                            173,351,720
        3,344,600  Sears, Roebuck & Co.                                                                      161,795,025
                                                                                                         ---------------
                                                                                                           1,260,149,049

Transportation  (2.7%)
------------------------------------------------------------------------------------------------------------------------
        1,192,000  Conrail, Inc.                                                                             113,389,000
        1,012,440  Delta Air Lines, Inc.                                                                      71,756,685
        2,147,020  Norfolk Southern Corp.                                                                    191,353,158
          590,400  Railtrack Group PLC (United Kingdom) +                                                      2,659,994
        3,854,600  Ryder System, Inc.                                                                        114,674,350
        1,241,900  Union Pacific Corp.                                                                        69,701,638
                                                                                                         ---------------
                                                                                                             563,534,825

Utilities  (10.6%)
------------------------------------------------------------------------------------------------------------------------
        3,559,570  Bell Atlantic Corp.                                                                       214,464,093
        3,142,000  BellSouth Corp.                                                                           128,036,500
          267,900  Carolina Power & Light Co.                                                                  9,677,888
        1,513,500  Cinergy Corp.                                                                              50,134,688
          300,000  Edison International                                                                        5,925,000
        5,238,900  GTE Corp.                                                                                 220,688,663
          918,100  Houston Industries, Inc.                                                                   21,001,538
        2,553,700  Long Island Lighting Co.                                                                   46,285,813
        4,571,600  Northeast Utilities Co.                                                                    49,144,700
        3,983,860  NYNEX Corp.                                                                               177,281,770
        1,700,000  Pacific Enterprises                                                                        52,275,000
        2,300,000  Pacific Gas & Electric Co.                                                                 54,050,000
        7,272,950  Pacific Telesis Group                                                                     247,280,300
        2,357,900  Peco Energy Co.                                                                            59,536,975
        3,045,100  Potomac Electric Power Co.                                                                 78,030,688
          630,600  Public Service Co. of Colorado                                                             23,332,200
        5,289,650  Public Service Enterprise Group, Inc.                                                     142,159,344
        2,524,000  SBC Communications, Inc.                                                                  122,729,500
        7,586,120  Sprint Corp.                                                                              297,755,210
          727,600  Union Electric Co.                                                                         28,103,550
        5,108,500  US West Communications, Inc.                                                              155,170,688
           75,000  Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany) +                                   3,990,613
                                                                                                         ---------------
                                                                                                           2,187,054,721
                                                                                                         ---------------
                   Total Common Stocks  (cost $15,532,943,927)                                           $18,792,111,125

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (4.5%) *
PRINCIPAL AMOUNT                                                                                                   VALUE

U.S. Government Agency Mortgage Pass-Through Certificates  (--%)
------------------------------------------------------------------------------------------------------------------------
                   Government National Mortgage Association
           $2,575  11 1/2s, with various due dates from March 15, 2010 to March 15, 2013                           2,959
            3,532  11s, January 15, 2010                                                                           3,982
          277,205  9s, with various due dates from December 15, 2004 to June 15, 2011                            297,131
          151,110  7 1/2s, with various due dates from February 15, 2007 to April 15, 2007                       153,693
          473,597  7 1/4s, with various due dates from February 15, 2005 to March 15, 2005                       481,535
                                                                                                         ---------------
                                                                                                                 939,300

U.S. Treasury Obligations  (4.5%)
------------------------------------------------------------------------------------------------------------------------
                   U.S. Treasury Bonds
      200,000,000  8 1/8s, August 15, 2019                                                                  $231,718,000
      469,625,000  8s, November 15, 2021                                                                     539,556,859
      172,495,000  6 1/4s, August 15, 2023                                                                   162,036,628
                                                                                                         ---------------
                                                                                                             933,311,487
                                                                                                         ---------------
                   Total U.S. Government and Agency Obligations  (cost $903,174,632)                        $934,250,787

CONVERTIBLE BONDS AND NOTES  (0.9%) *
PRINCIPAL AMOUNT                                                                                                   VALUE
------------------------------------------------------------------------------------------------------------------------
      $16,444,000  Banamex (Nassau Branch) 144A cv. jr. sub. notes 11s, 2003 (Mexico)                        $16,526,220
        4,556,000  Banco Nacional de Mexico S.A. cv. bonds 7s, 1999 (Mexico)                                   4,248,470
GBP    25,000,000  British Airport Authority 144A cv. bonds 5 3/4s, 2006 (United Kingdom)                     42,390,656
      $48,400,000  Home Depot, Inc. cv. sub. notes 3 1/4s, 2001                                               48,339,500
       24,600,000  Mitsubishi Bank Ltd. International Finance Bermuda cv. trust guaranteed
                    notes 3s, 2002 (Japan)                                                                    26,721,750
      115,000,000  Roche Holdings, Inc. 144A cv. unsub. Liquid Yield Option Note zero %, 2010
                    (Switzerland)                                                                             50,743,750
                                                                                                         ---------------
                   Total Convertible Bonds and Notes  (cost $176,291,344)                                   $188,970,346

CONVERTIBLE PREFERRED STOCKS  (0.4%) *
NUMBER OF SHARES                                                                                                   VALUE
------------------------------------------------------------------------------------------------------------------------
          484,300  Atlantic Richfield Co. $2.23 cv. pfd.                                                     $10,472,988
          450,000  Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                                           12,262,500
        1,390,980  Kmart Financing I $3.875 cv. pfd.                                                          66,071,550
                                                                                                         ---------------
                   Total Convertible Preferred Stocks  (cost $94,638,191)                                    $88,807,038

CORPORATE BONDS AND NOTES  (0.1%) *(cost $24,521,875)
PRINCIPAL AMOUNT                                                                                                   VALUE
------------------------------------------------------------------------------------------------------------------------
      $19,000,000  Siemens Capital Corp. Co. Guaranty 8s, 2002 (Germany)                                     $25,080,000

FOREIGN GOVERNMENT BONDS AND NOTES  (0.1%) *(cost $22,777,250)
PRINCIPAL AMOUNT                                                                                                   VALUE
------------------------------------------------------------------------------------------------------------------------
      $22,550,000  Italy (Government of) cv. notes 5s, 2001                                                  $22,803,688

SHORT-TERM INVESTMENTS  (2.3%) *
PRINCIPAL AMOUNT                                                                                                   VALUE
------------------------------------------------------------------------------------------------------------------------
      $25,000,000  Ciesco L.P. effective yield of 5.37%, November 5, 1996                                    $24,985,083
       20,000,000  Corporate Asset Funding Corp. effective yield of 5.42%, December 19, 1996                  19,855,468
       20,000,000  Corporate Receivables Corp. effective yield of 5.28%, December 29, 1996                    19,888,533
       30,000,000  Falcon Asset Securitization Corp. effective yield of 5.26%, November 15, 1996              29,938,633
       20,000,000  Federal Home Loan Bank effective yield of 5.30%, November 12, 1996                         19,967,611
       25,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.30%, December 11, 1996               24,852,777
       25,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.25%, February 3, 1997                24,661,861
       30,000,000  Federal National Mortgage Assn. effective yield of 5.29%, December 27, 1996                29,753,135
       25,000,000  Federal National Mortgage Assn. effective yield of 5.24%, March 17, 1997                   24,511,722
       30,000,000  Federal National Mortgage Assn. effective yield of 5.24%, January 17, 1997                 29,668,900
       25,000,000  Ford Motor Credit Co. effective yield of 5.33%, December 3, 1996                           24,881,555
       25,000,000  General Electric Capital Corp. effective yield of 5.30%, December 10, 1996                 24,856,458
       30,000,000  General Electric Capital Corp. effective yield of 5.30%, November 13, 1996                 29,947,000
       25,000,000  Household Finance Corp. effective yield of 5.30%, November 18,1996                         24,937,430
       25,000,000  Merrill Lynch & Co. Inc. effective yield of 5.35%, November 4, 1996                        24,988,855
       25,000,000  Morgan (J.P.) & Co. Inc. effective yield of 5.31%, December 16, 1996                       24,834,063
       10,000,000  National Rural Utilities Cooperative Finance Corp. effective yield of 5.32%,
                   November 5, 1996                                                                            9,994,089
       30,000,000  National Rural Utilities Cooperative Finance Corp. effective yield of 5.31%,
                   January 16,1996                                                                            29,666,233
       25,000,000  Sheffield Receivables Corp. effective yield of 5.27%, December 17, 1996                    24,831,653
       10,000,000  Interest in $500,000,000 joint repurchase agreement dated October 31, 1996 with Lehman Brothers Inc. due November 1, 1996 with respect to various
                   U.S. Treasury obligations -- maturity value of $10,001,536 for an
                   effective yield of 5.53%                                                                  $10,001,536
        6,000,000  Interest in $356,650,000 joint repurchase agreement dated October 31, 1996 with
                   Morgan (J.P.) & Co., Inc. due November 1, 1996 with respect to various
                   U.S. Treasury obligations -- maturity value of $6,000,918 for an
                   effective yield of 5.51%                                                                    6,000,918
                                                                                                         ---------------
                   Total Short-Term Investments  (cost $483,004,666)                                        $483,023,513
                                                                                                         ---------------
                   Total Investments (cost $17,237,351,885) ***                                          $20,535,046,497
------------------------------------------------------------------------------------------------------------------------
*   Percentages indicated are based on net assets of $20,572,364,247.

*** The aggregate identified cost on a tax basis is $17,275,108,735, resulting in gross unrealized appreciation and depreciation of $3,719,422,059 and $459,484,297, respectively, or net unrealized appreciation of $3,259,937,762.

+   Non-income producing security.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADR after the name of a foreign holding stands for American
    Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1996

Assets
------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $17,237,351,885) (Note 1)               $20,535,046,497
------------------------------------------------------------------------------------------------------------
Cash                                                                                              10,900,193
------------------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                                 71,074,110
------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                            68,078,005
------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                   129,169,811
------------------------------------------------------------------------------------------------------------
Total assets                                                                                  20,814,268,616

Liabilities
------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                 185,674,153
------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                        15,698,246
------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                      20,820,073
------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                         4,511,518
------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                         37,474
------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                          25,187
------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                             9,813,539
------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                             5,324,179
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                241,904,369
------------------------------------------------------------------------------------------------------------
Net Assets                                                                                   $20,572,364,247

Represented by
------------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                              $15,851,153,592
------------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                      87,270,432
------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                          1,336,245,611
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                     3,297,694,612
------------------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding                     $20,572,364,247

Computation of net asset value and offering price
------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($11,403,813,376 divided by 624,029,425 shares)                                                       $18.27
------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.27)*                                               $19.38
------------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($8,692,162,589 divided by 480,237,247 shares) **                                                     $18.10
------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($132,453,037 divided by 7,274,828 shares)                                                            $18.21
------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.21)*                                               $18.87
------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class Y share
($343,935,245 divided by 18,802,567 shares)                                                           $18.29
------------------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1996

Investment Income:
----------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,285,147)                          $519,230,004
----------------------------------------------------------------------------------
Interest income                                                         70,683,052
----------------------------------------------------------------------------------
Total investment income                                                589,913,056

Expenses
----------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                        73,757,675
----------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                          31,284,282
----------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                          242,932
----------------------------------------------------------------------------------
Administrative services (Note 2)                                            75,345
----------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                   24,268,217
----------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                   68,898,645
----------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                      509,346
----------------------------------------------------------------------------------
Reports to shareholders                                                  1,053,507
----------------------------------------------------------------------------------
Registration fees                                                          926,252
----------------------------------------------------------------------------------
Auditing                                                                   332,062
----------------------------------------------------------------------------------
Legal                                                                      302,885
----------------------------------------------------------------------------------
Postage                                                                  5,529,162
----------------------------------------------------------------------------------
Other                                                                      693,688
----------------------------------------------------------------------------------
Total expenses                                                         207,873,998
----------------------------------------------------------------------------------
Expense reduction (Note 2)                                              (5,077,031)
----------------------------------------------------------------------------------
Net expenses                                                           202,796,967
----------------------------------------------------------------------------------
Net investment income                                                  387,116,089
----------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                     1,400,606,590
----------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year           1,626,421,833
----------------------------------------------------------------------------------
Net gain on investments                                              3,027,028,423
----------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $3,414,144,512
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Statment of changes in net assets

                                                                                Year ended October 31
                                                                         -----------------------------------
                                                                              1996                1995
------------------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------
Net investment income                                                     $387,116,089          $318,107,138
------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                         1,400,606,590           567,738,792
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                               1,626,421,833         1,368,165,037
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     3,414,144,512         2,254,010,967
------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------
From net investment income
     Class A                                                              (223,915,286)         (186,528,064)
------------------------------------------------------------------------------------------------------------
     Class B                                                              (112,039,069)          (84,305,152)
------------------------------------------------------------------------------------------------------------
     Class M                                                                (1,264,823)             (104,438)
------------------------------------------------------------------------------------------------------------
     Class Y                                                                (6,598,623)           (2,521,806)
------------------------------------------------------------------------------------------------------------
From net realized gain on investments
     Class A                                                              (362,744,121)         (193,525,619)
------------------------------------------------------------------------------------------------------------
     Class B                                                              (240,133,705)         (109,385,623)
------------------------------------------------------------------------------------------------------------
     Class M                                                                (1,187,122)                   --
------------------------------------------------------------------------------------------------------------
     Class Y                                                                (8,902,432)             (882,814)
------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                        4,951,758,539         2,130,825,036
------------------------------------------------------------------------------------------------------------
Total increase in net assets                                             7,409,117,870         3,807,582,487
------------------------------------------------------------------------------------------------------------
Net assets
------------------------------------------------------------------------------------------------------------
Beginning of year                                                       13,163,246,377         9,355,663,890
------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of
$87,270,432 and $46,517,767, respectively)                             $20,572,364,247       $13,163,246,377
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Financial highlights
(For a share outstanding throughout the period)
                                                                                                                June 15, 1994
                                                                                                               (commencement
                                                                         Year ended                           of operations) to
                                                                         October 31                              October 31
                                                                      ---------------------------------------------------------
                                                                             1996               1995                1994
                                                                      ---------------------------------------------------------
                                                                                              Class Y
                                                                      ---------------------------------------------------------
Net asset value, beginning of period                                       $15.78               $13.66               $13.46
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .47                  .49(d)               .12
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       3.20                 2.50                  .19
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             3.67                 2.99                  .31
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.44)                (.43)                (.11)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.72)                (.44)                  --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.16)                (.87)                (.11)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $18.29               $15.78               $13.66
------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           24.24                23.28                 2.28*
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $343,935             $193,292              $27,632
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .68                  .64                  .26*
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     2.83                 3.14                 1.17*
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      41.26                58.40                48.76
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                          $0.0524
------------------------------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
(For a share outstanding throughout the period)
                                                                                         May 1, 1995
                                                                                       (commencement
                                                                     Year ended    of operations) to
                                                                     October 31           October 31
                                                                      ---------------------------------------------------------
                                                                           1996                 1995                 1996
                                                                      ---------------------------------------------------------
                                                                                  Class M
                                                                      ---------------------------------------------------------
Net asset value, beginning of period                                       $15.74               $14.24               $15.63
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .35                  .15(d)               .30
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       3.18                 1.53                 3.17
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             3.53                 1.68                 3.47
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.34)                (.18)                (.28)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.72)                  --                 (.72)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.06)                (.18)               (1.00)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $18.21               $15.74               $18.10
------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           23.31                11.88*               23.04
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $132,453              $21,100           $8,692,163
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.44                  .66*                1.68
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     2.02                 1.12*                1.84
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      41.26                58.40                41.26
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                          $0.0524                                   $0.0524
------------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                         Year ended October 31
                                                                      ---------------------------------------------------------
                                                                             1995                 1994                 1993
------------------------------------------------------------------------------------------------------------------------------
                                                                                                Class B
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.56               $14.18               $12.88
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .35(d)               .35                  .31(d)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       2.46                 (.09)                1.89
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             2.81                  .26                 2.20
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.30)                (.34)                (.44)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.44)                (.54)                (.46)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.74)                (.88)                (.90)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $15.63               $13.56               $14.18
------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           21.91                 2.01                17.86
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $5,089,359           $3,318,858           $1,819,793
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.64                 1.70                 1.68
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     2.42                 2.42                 2.27
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      58.40                48.76                64.02
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)
------------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                   April 27, 1992
                                                                    (commencement
                                                                of operations) to
                                                                       October 31
                                                                      --------------------------------------------------------
                                                                             1992                 1996                 1995
                                                                      --------------------------------------------------------
                                                                                                              Class A
                                                                      --------------------------------------------------------
Net asset value, beginning of period                                       $12.69               $15.77               $13.65
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .18 (d)              .43                  .46 (d)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .26                 3.19                 2.50
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .44                 3.62                 2.96
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.25)                (.40)                (.40)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                 (.72)                (.44)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.25)               (1.12)                (.84)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $12.88               $18.27               $15.77
------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            3.47*               23.89                23.00
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $288,121          $11,403,813           $7,859,496
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .97*                 .92                  .89
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     1.15*                2.59                 3.20
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      66.63                41.26                58.40
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                                               $0.0524
------------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                         Year ended October 31
                                                                      --------------------------------------------------------
                                                                            1994                 1993                 1992
                                                                      --------------------------------------------------------


                                                                      --------------------------------------------------------
Net asset value, beginning of period                                       $14.26               $12.92               $12.82
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .44                  .43                  .48
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.08)                1.88                  .65
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .36                 2.31                 1.13
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.43)                (.51)                (.54)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.54)                (.46)                (.49)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.97)                (.97)               (1.03)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $13.65               $14.26               $12.92
------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            2.74                18.75                 9.53
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $6,009,174           $5,214,239           $3,517,199
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .95                  .93                 1.07
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     3.18                 3.18                 3.72
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      48.76                64.02                66.63
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)
------------------------------------------------------------------------------------------------------------------------------

See page 27 for notes to financial highlights.

*Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended October 31,
1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Notes to financial statements
October 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, are accreted according to the effective yield method.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

These differences include treatment of losses on wash sale transactions, non-taxable dividends and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1996, the fund reclassified $2,545,623 to decrease undistributed net investment income and $690,831 to increase paid-in-capital, with an increase to accumulated net realized gain on investments of $1,854,792. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average assets, 0.55% of the next $500 million, 0.50% of the next $500 million, and 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.390% of the next $5 billion and 0.380% of any excess thereafter subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.

Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1996, fund expenses were reduced by $5,077,031 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $11,268 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $10,503,021 and $230,930 from the sale of class A and class M shares, respectively, and $7,920,693 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $44,337 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $10,303,557,786 and $6,720,905,944, respectively. Purchases and sales of U.S. government obligations aggregated $902,300,507 and $205,237, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Year ended
                           October 31, 1996
----------------------------------------------------
Class A                  Shares               Amount
----------------------------------------------------
Shares sold           174,995,766     $2,992,497,428
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          32,806,678        538,127,028
----------------------------------------------------
                      207,802,444      3,530,624,456
Shares
repurchased           (82,235,085)    (1,402,222,592)
----------------------------------------------------
Net increase          125,567,359     $2,128,401,864
----------------------------------------------------

                              Year ended
                           October 31, 1995
----------------------------------------------------
Class A                  Shares               Amount
----------------------------------------------------
Shares sold           106,699,884     $1,535,276,912
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          26,155,203        345,499,774
----------------------------------------------------
                      132,855,087      1,880,776,686
Shares
repurchased           (74,467,149)    (1,063,380,132)
----------------------------------------------------
Net increase           58,387,938       $817,396,554
----------------------------------------------------

                              Year ended
                           October 31, 1996
----------------------------------------------------
Class B                  Shares               Amount
----------------------------------------------------
Shares sold           180,596,591     $3,061,568,355
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          20,249,530        328,605,353
----------------------------------------------------
                      200,846,121      3,390,173,708
Shares
repurchased           (46,154,659)      (781,507,908)
----------------------------------------------------
Net increase          154,691,462     $2,608,665,800
----------------------------------------------------
                            Year ended
                          October 31, 1995
----------------------------------------------------
Class B                  Shares               Amount
----------------------------------------------------
Shares sold           103,563,018     $1,481,487,774
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          13,827,849        180,565,029
----------------------------------------------------
                      117,390,867      1,662,052,803
Shares
repurchased           (36,574,502)      (517,036,794)
----------------------------------------------------
Net increase           80,816,365     $1,145,016,009
----------------------------------------------------
                           Year ended
                          October 31, 1996
----------------------------------------------------
Class M                  Shares               Amount
----------------------------------------------------
Shares sold             6,625,588       $113,736,760
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             141,706          2,345,665
----------------------------------------------------
                        6,767,294        116,082,425
Shares
repurchased              (833,232)       (14,291,401)
----------------------------------------------------
Net increase            5,934,062       $101,791,024
----------------------------------------------------
                         For the period
                         May 1, 1995
                         (commencement of
                           operations) to
                         October 31, 1995
----------------------------------------------------
Class M                  Shares               Amount
----------------------------------------------------
Shares sold             1,408,277        $21,457,349
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               6,677            102,694
----------------------------------------------------
                        1,414,954         21,560,043
Shares
repurchased               (74,188)        (1,150,413)
----------------------------------------------------
Net increase            1,340,766        $20,409,630
----------------------------------------------------

                            Year ended
                         October 31, 1996
----------------------------------------------------
Class Y                  Shares               Amount
----------------------------------------------------
Shares sold             9,693,165       $167,559,028
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             941,889         15,501,055
----------------------------------------------------
                       10,635,054        183,060,083
Shares
repurchased            (4,080,903)       (70,160,232)
----------------------------------------------------
Net increase            6,554,151       $112,899,851
----------------------------------------------------
                           Year ended
                         October 31, 1995
----------------------------------------------------
Class Y                  Shares               Amount
----------------------------------------------------
Shares sold            11,259,867       $163,682,273
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             240,803          3,404,620
----------------------------------------------------
                       11,500,670        167,086,893
Shares
repurchased            (1,274,438)       (19,084,050)
----------------------------------------------------
Net increase           10,226,232       $148,002,843
----------------------------------------------------



Federal tax information
(Unaudited)



Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $.334 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) for all classes of shares as capital gain dividends for its taxable year ended October 31, 1996.

The fund has designated 76.11% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of October 3, 1996 shareholder meeting
(Unaudited)


A meeting of shareholders of the fund was held on October 3, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                          Votes
                                Votes for                withheld
Jameson Adkins Baxter          608,693,141              8,939,400
Hans H. Estin                  608,692,635              8,939,906
John A. Hill                   608,685,346              8,947,195
R.J. Jackson                   608,676,833              8,955,708
Elizabeth T. Kennan            608,633,702              8,998,839
Lawrence J. Lasser             608,677,351              8,955,190
Robert E. Patterson            608,681,537              8,957,004
Donald S. Perkins              608,661,626              8,970,915
William F. Pounds              608,675,190              8,957,351
George Putnam                  608,681,783              8,950,758
George Putnam, III             608,667,391              8,956,150
Eli Shapiro                    608,513,785              9,118,756
A.J.C. Smith                   608,688,937              8,943,604
W. Nicholas Thorndike          608,645,438              8,987,103

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 597,336,477 votes for, and 4,791,294 votes against, with 15,504,770 abstentions and broker non-votes.

A proposal to amend the fund's Agreement and Declaration of Trust with respect to the fund's permitted investments was approved as follows:
559,437,369 votes for, and 25,912,524 votes against, with 32,282,648 abstentions and broker non-votes.

A proposal to amend the fund's Agreement and Declaration of Trust with respect to diversification of investments was approved as follows:
558,304,730 votes for, and 27,860,445 votes against, with 31,467,366 abstentions and broker non-votes.

A proposal to amend the fund's Agreement and Declaration of Trust with respect to investments in issuers that have been in operation less than three years was approved as follows: 553,066,847 votes for, and 30,819,800 votes against, with 33,745,894 abstentions and broker non-votes.

A proposal to amend the fund's Agreement and Declaration of Trust with respect to purchase of illiquid securities was approved as follows:
545,717,444 votes for, and 36,536,325 votes against, with 35,378,772 abstentions and broker non-votes.

A proposal to amend the fund's Agreement and Declaration of Trust with respect to investments in securities of issuers in which Putnam
Investments Management, Inc. owns securities was approved as follows:
552,160,398 votes for, and 32,290,518 votes against, with 33,181,625 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans by purchasing securities was approved as follows: 552,009,361 votes for, and 31,993,884 votes against, with 33,629,296 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through repurchase agreements and securities was approved as follows: 546,398,631 votes for, and 36,961,477 votes against, with 34,272,433 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 551,510,252 votes for, and 32,242,532 votes against, with 33,879,757 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
554,252,905 votes for, and 31,401,360 votes against, with 31,978,276 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
560,458,189 votes for, and 25,019,430 votes against, with 32,154,922 abstentions and broker non-votes.

A proposal to amend the fund's Agreement and Declaration of Trust with respect to pledging assets was approved as follows: 548,330,890 votes for, and 35,121,855 votes against, with 34,179,796 abstentions and broker non-votes.

A proposal to amend the fund's Agreement and Declaration of Trust with respect to borrowing was approved as follows: 550,847,644 votes for, and 33,104,012 votes against, with 33,680,885 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities was approved as follows:
547,583,766 votes for, and 37,567,518 votes against, with 32,481,257 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 544,958,418 votes for, and 38,867,541 votes against, with 33,804,582 abstentions and broker non-votes.

A proposal to amend the fund's Agreement and Declaration of Trust and eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 549,728,817 votes for, and 33,996,985 votes against, with 33,906,739 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to underwriting was approved as follows: 556,770,031 votes for, and 25,888,945 votes against, with 34,973,565 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 554,262,046 votes for, and 30,495,739 votes against, with 32,874,756 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE
Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past six years. In 1995, over 146,000 tests of 56 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

* HELP YOUR INVESTMENT GROW
Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

* SWITCH FUNDS EASILY
You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY
You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

Footnote reads:
*Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Thomas V. Reilly
Vice President

David L. King
Vice President and Fund Manager

Anthony I. Kreisel
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

-----------------------

Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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29190-002/881/427           12/96